                                                                   EXHIBIT 99.31

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                        COLLECTION PERIOD    31
SERVICER REPORT DATE 10-May-02                          BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

                       ORIG PRINCIPAL      BEG PRINCIPAL     PRINCIPAL          INTEREST              TOTAL         END PRINCIPAL
                          BALANCE             BALANCE       DISTRIBUTION     DISTRIBUTION (*)      DISTRIBUTION        BALANCE
     -----------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES  $  125,000,000.00  $           0.00                -   $             0.00               -   $           0.00
     CLASS A-2 NOTES  $  314,000,000.00  $           0.00  $           0.00  $             0.00               -   $           0.00
     CLASS A-3 NOTES  $  196,000,000.00  $  26,364,690.99  $  13,437,876.61  $       148,301.39    13,586,178.00  $  12,926,814.38
     CLASS A-4 NOTES  $  151,800,000.00  $ 151,800,000.00  $           0.00  $       877,910.00       877,910.00  $ 151,800,000.00
     -----------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS    $  786,800,000.00  $ 178,164,690.99  $  13,437,876.61  $     1,026,211.39  $ 14,464,088.00  $ 164,726,814.38
     -----------------------------------------------------------------------------------------------------------------------------

                            FACTOR INFORMATION PER $1,000

                           PRINCIPAL         INTEREST       END PRINCIPAL
                         DISTRIBUTION      DISTRIBUTION        BALANCE
     ----------------------------------------------------------------------
     CLASS A-1 NOTES                 -                -                  -
     CLASS A-2 NOTES                 -                 -                 -
     CLASS A-3 NOTES        68.56059495        0.75663973       65.95313459
     CLASS A-4 NOTES                 -         5.78333333    1,000.00000000
     ----------------------------------------------------------------------
       NOTE TOTALS          68.56059495        6.53997306    1,065.95313459
     ----------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                        COLLECTION PERIOD    31
SERVICER RPT DATE: 10-May-02                            BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

   I. NOTE DISTRIBUTABLE AMOUNTS

                        Principal        Interest        Total         Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                    ---------------------------------------------------------------------------------------------------------------
        CLASS A-1   $            -   $           -   $            -    $                -   $               -   $                -
        CLASS A-2   $            -   $           -   $            -    $                -   $               -   $                -
        CLASS A-3   $ 13,437,876.61  $   148,301.39  $ 13,586,178.00   $       68.56059495  $       0.75663973  $       69.31723468
        CLASS A-4   $            -   $   877,910.00  $    877,910.00   $                -   $       5.78333333  $        5.78333333
                    ---------------------------------------------------------------------------------------------------------------
          TOTAL     $ 13,437,876.61  $ 1,026,211.39  $ 14,464,088.00   $       68.56059495  $       6.53997306  $       75.10056801

  II. Pool Balance at the end of the Collection Period                                          $   172,673,025.08

 III. Insurance Premium                                                                         $        28,141.00

  IV. Spread Account Balance

                     (A) Balance after Deposits/Withdrawals for prior Distribution Date         $     5,583,327.05
                     (B) Balance after Deposits/Withdrawals for current Distribution Date       $     6,008,698.63

   V. Spread Account Required Amount                                                            $     5,180,190.75

  VI. Spread Account Withdrawals

                     (A) Withdrawal to make required payments under 4.03                        $                0
                     (B) Withdrawal to reimburse Preference Amounts (to Insurer)                $                0

 VII. Servicing Fee                                                                                     214,126.84

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                           $                0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                       $                0

   X. Available Funds                                                                           $    15,123,586.78

  XI. Insured Payment (if any)                                                                  $                0

 XII. NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS

                             Note Principal             Note Interest
                           Carryover Shortfall        Carryover Shortfall                   Total
                           ----------------------------------------------------------------------
          CLASS A-1        $              0.00        $              0.00                  $ 0.00
          CLASS A-2        $              0.00        $              0.00                  $ 0.00
          CLASS A-3        $              0.00        $              0.00                  $ 0.00
          CLASS A-4        $              0.00        $              0.00                  $ 0.00
                           ----------------------------------------------------------------------
            TOTAL          $              0.00        $              0.00   $                0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                       Current Distribution Date    Prior Distribution Date
                           Note Principal                Note Principal              Change in Note
                         Carryover Shortfall          Carryover Shortfall     Principal Carryover Shortfall
                       ------------------------------------------------------------------------------------
          CLASS A-1        $         0.00                $         0.00              $          0.00
          CLASS A-2        $         0.00                $         0.00              $          0.00
          CLASS A-3        $         0.00                $         0.00              $          0.00
          CLASS A-4        $         0.00                $         0.00              $          0.00
                       ------------------------------------------------------------------------------------
            TOTAL          $         0.00                $         0.00              $          0.00


                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                        COLLECTION PERIOD    31
SERVICER RPT DATE: 10-May-02                            BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

                        Prior Distribution Date     Current Distribution Date
                            Note Interest                Note Interest               Change in Note
                         Carryover Shortfall          Carryover Shortfall     Interest Carryover Shortfall
                        ----------------------------------------------------------------------------------
          CLASS A-1        $          0.00              $          0.00             $            0.00
          CLASS A-2        $          0.00              $          0.00             $            0.00
          CLASS A-3        $          0.00              $          0.00             $            0.00
          CLASS A-4        $          0.00              $          0.00             $            0.00
                        ----------------------------------------------------------------------------------
            TOTAL          $          0.00              $          0.00             $            0.00

IX. Delinquency Ratio

          A. Delinquency Statistics

                         Days                              Outstanding             Past Due
                      Delinquent           Units             Principal               Amount
                      ---------------------------------------------------------------------
                        31-60                687           5,186,585.66          462,601.43
                        61-90                101             713,844.82           97,244.48
                        91-120                26             229,771.10           37,929.10
                        121+                   0                     --                  --
                      ---------------------------------------------------------------------
                        TOTAL                814           6,130,201.58          597,775.01

          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days    $   6,130,201.58
             (2) Pool Principal Balance Beginning of Collection Period                $ 186,110,901.69
             (3) Delinquency Percentage (Line 1/Line 2)                                           3.29%

X.  Principal Balance of repossessed Financed Vehicles in inventory                    Units   Principal
                                                                                       -----   ---------
                                                                                           -    $   0.00

XI. Liquidation Proceeds received from Defaulted Contracts                                      $   464,182.48

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                        COLLECTION PERIOD    31
SERVICER RPT DATE: 10-May-02                            BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

I.   POOL BALANCE CALCULATION:

A.   Original Pool Balance                                       794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                186,110,901.69

C.   Monthly Principal Amounts

     (1) Monthly Scheduled Payments                                7,983,054.76
     (2) Full Prepayments (excluding Purchased Receivables)        4,909,555.84
     (3) Defaulted Contracts
          during period                                              546,839.46
     (4) Receivables becoming Purchased Receivables
          during period                                                       -
     (5) Other Receivables adjustments                                (1,573.45)

     Total Monthly Principal Amounts                              13,437,876.61

D.   Total Monthly Payments allocable to Interest                  1,745,805.06

E.   End of period Outstanding Pool Balance                      172,673,025.08

F.   Pool Factor                                                       0.217268

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                       Class A-1    Class A-2        Class A-3        Class A-4
                                                      -----------  -----------    ---------------  ---------------
A. Beginning of period Outstanding Principal Balance          -            -        26,364,690.99   151,800,000.00
B. Noteholders' Principal Distributable Amount                -         0.00        13,437,876.61             0.00
C. Noteholders' Interest Distributable Amount                 -            -           148,301.39       877,910.00
                                                      ------------------------------------------------------------
D. Note Distributable Amount                                  -            -        13,586,178.00       877,910.00
E. Note Principal Carryover Shortfall                         0            0                    0                0
F. Note Interest Carryover Shortfall                          0            0                    0                0
G. Insured Payment                                            0            0                    0                0
H. End of period Outstanding Principal Balance                -            -        12,926,814.38   151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A. Available Funds in Collection Account:

               (1) Monthly Scheduled Payments on Receivables
                    during period (including partial prepays)
                    (a) Principal                                   7,983,054.76
                    (b) Interest                                    1,703,062.15
               (2) Full Prepayments collected during period
                    (a) Principal                                   4,722,650.55
                    (b) Interest                                       41,000.12
               (3) Net Liquidation Proceeds collected
                    during period                               $     464,182.48
               (4) Net Insurance Proceeds collected
                    during period
                    (a) Principal                                     186,905.29
                    (b) Interest                                        1,742.79
               (5) Purchase Amounts deposited in Collection
                    Account                                                    0
               (6) Investment Earnings - Collection Account     $      20,988.64

               Total Available Funds in Collection Account         15,123,586.78

        B. Available Funds in Payment Account:

               (1) Available Funds transferred from Collection
                    Account                                     $  15,123,586.78

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                        COLLECTION PERIOD    31
SERVICER RPT DATE: 10-May-02                            BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

               (2) Amount withdrawn from Spread Account and
                    deposited to Payment Account                $              -
               (3) Insured Payment deposited to Payment Account $              -

               Total Available Funds in Payment Account         $  15,123,586.78

        C. Distributions from Payment Account:

               (1) Monthly Servicing Fee                              214,126.84
               (2) Unpaid Monthly Servicing Fee for Prior
                    Collection Period                                          0
               (3) Owner Trustee Fees (if paid from
                    Available Funds)                                           0
               (4) Indenture Trustee Fees (if paid from
                    Available Funds)                                           0
               (5) Insurance Premium                                   28,141.00
               (6) Note Interest Distributable Amount
                    (a) Class A - 1                                            -
                    (b) Class A - 2                                            -
                    (c) Class A - 3                                   148,301.39
                    (d) Class A - 4                                   877,910.00
               (7) Final Scheduled Distribution Date Note
                    Principal Distributable Amount
                    (a) Class A - 1                                            0
                    (b) Class A - 2                                            0
                    (c) Class A - 3                                            0
                    (d) Class A - 4                                            0
               (8) Note Principal Distributable Amount
                    (a) Class A - 1                                            -
                    (b) Class A - 2                                            -
                    (c) Class A - 3                                13,437,876.61
                    (d) Class A - 4                                            -
               (9)  Reimbursement Amounts Owing to Insurer                     0
               (10) Spread Account Deposit (to increase to
                     Required Amount)                                 417,230.95
               (11) Indenture or Owner Trustee Fees (not
                     paid under C)                                             0
               (12) Re-Liening Expenses                                        0
                   (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing
                     Fee to Successor Servicer                                 0
               (14) After Servicer Default, remaining Available
                     Funds deposited in Note Distribution
                     Account                                                   0

               Total Distributions                                 15,123,586.78

        D. Excess Available Funds (or shortfall)                               -

        E. Remaining Available Funds to holder of Residual
            Interest Certificate                                               0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

               A. Available Funds Transferred from Collection
                   Account to Payment Account                   $  15,123,586.78
               B. Distributions required under 4.03
                   (a)(i) through (vii)                         $  14,706,355.83
               C. Spread Account Deposit to Payment Account
                   (Min: $0 and Lines A -B)                     $              -
               D. Spread Account withdrawal required to
                   reimburse Insurer for Preference Amounts                    0

 V.  SPREAD ACCOUNT BALANCE

               A. Spread Account Balance After Deposit/Disbursements

                    (1) Beginning Spread Account Balance        $   5,583,327.05
                    (2) Investment Income Deposited to Spread
                         Account                                $       8,140.63
                    (3) Withdrawal to make required payments
                         under 4.03                             $              -
                    (4) Withdrawal to reimburse Preference
                         Amounts (to Insurer)                                  0
                    (5) Deposit to Spread Account after
                         Disbursements                          $     417,230.95
                    (6) Spread Account Balance after
                         Deposit/Disbursments                   $   6,008,698.63

               B. Spread Account Required Amount                $   5,180,190.75

                    (1) 3% of Pool Balance                      $   5,180,190.75

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                        COLLECTION PERIOD    31
SERVICER REPORT DATE 10-May-02                          BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

                    But in no event less than the lesser of
                     (a) or (b)
                        (a) .5% of Original Pool Balance        $   3,973,731.05
                        (b) Outstanding Principal Amount of
                             All Notes                          $ 164,726,814.38

               C. Excess Amount to Insurer for amounts owed
                   under Insurance Agreement (lines A - B)                     0

               D. Excess Amount to Holder of Residual Interest
                   Certificate (lines A - B - C)                      828,507.88

VI. INSURED PAYMENTS

               A. Available Funds Transferred from
                   Collection Account to Payment Account        $  15,123,586.78
               B. Available Funds Transferred from Spread
                   Account to Payment Account                   $              0
               C. Note Interest Distributable Amount                1,026,211.39
               D. Guaranteed Note Principal Amount              $              0
               E. Deficiency Amount                             $              -
                   (Min:(Lines A+B-C-D) and $0.00)              $              0
               F. Preference Amount                             $              0
               G. Insured Payment (lines E+F)                   $              0

                               Note Principal        Note Interest
                          Carryover Shortfall  Carryover Shortfall     Total
          CLASS A-1    $                 0.00  $              0.00  $      0.00
          CLASS A-2    $                 0.00  $              0.00  $      0.00
          CLASS A-3    $                 0.00  $              0.00  $      0.00
          CLASS A-4    $                 0.00  $              0.00  $      0.00
          ----------------------------------------------------------------------
            TOTAL      $                 0.00  $              0.00  $      0.00

                       Current Distribution Date   Prior Distribution Date
                            Note Principal              Note Principal                Change in Note
                          Carryover Shortfall        Carryover Shortfall      Principal Carryover Shortfall
          CLASS A-1    $                    0.00   $                  0.00    $                        0.00
          CLASS A-2    $                    0.00   $                  0.00    $                        0.00
          CLASS A-3    $                    0.00   $                  0.00    $                        0.00
          CLASS A-4    $                    0.00   $                  0.00    $                        0.00
          -------------------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                  0.00    $                        0.00

                       Current Distribution Date   Prior Distribution Date
                             Note Interest              Note Interest                Change in Note
                          Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
          CLASS A-1    $                    0.00   $                  0.00    $                        0.00
          CLASS A-2    $                    0.00   $                  0.00    $                        0.00
          CLASS A-3    $                    0.00   $                  0.00    $                        0.00
          CLASS A-4    $                    0.00   $                  0.00    $                        0.00
          -------------------------------------------------------------------------------------------------
            TOTAL      $                    0.00   $                  0.00    $                        0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                         $  10,049,257.58

VIII. DELINQUENCY RATIO

               A. Delinquency Statistics

                   Days                  Outstanding           Past Due
                Delinquent    Units       Principal             Amount
               ----------------------------------------------------------
                  31- 60        687   $    5,186,585.66   $    462,601.43
                  61- 90        101   $      713,844.82   $     97,244.48
                 91- 120         26   $      229,771.10   $     37,929.10
                   121+           0   $               -   $             -
               ----------------------------------------------------------
                  TOTAL         814        6,130,201.58        597,775.01

               B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days                $    6,130,201.58
                    (2) Pool Principal Balance Beginning of Collection Period                            $  186,110,901.69
                    (3) Delinquency Percentage (Line 1/Line 2)                                                        3.29%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                        COLLECTION PERIOD    31
SERVICER REPORT DATE 10-May-02                          BEGINNING:     1-Apr-02
DISTRIBUTION DATE: 15-May-02                            ENDING:       30-Apr-02

IX. CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current Collection Period            $      546,839.46
                    (2) Cumulative Defaulted Contracts Including
                         Defaulted Contracts in current Collection Period                                $   43,922,302.31
                    (3) Net Liquidation Proceeds collected during current Collection Period              $      464,182.48
                    (4) Cumulative Net Liquidation Proceeds Including
                         Net Liquidation Proceeds in current Collection Period                           $   22,255,339.17
                    (5) Original Pool Balance                                                            $  794,746,210.70
                    (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                        2.726%

X. REPOSSESSED INVENTORY

                                                                                                         Units    Principal
                                                                                                         -----   -------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                             0               -
                    B. Repossessed Financed Vehicles (Principal)                                                 $  626,624.51
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                    $  464,182.48
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                      $  162,442.03
                                                                                                         ---------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                   0   $           -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of May, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer